(GRAPHIC APPEARS HERE)


                                Equity Partners
                                      Fund
                               Semi-Annual Report

                               November 30, 1999

REPORT HIGHLIGHTS

o The Fund's Class A Shares produced a total return of -9.27% and 8.88% for the six- and twelve-month periods ended November 30, 1999, respectively. The six-month results reflect the weakness in the broad market.

o America Online continued to be the largest contributor to the Fund's performance. It remains our largest holding, though we reduced the position for valuation and diversification reasons.

o Today's investment environment is unusual because the broad market has weakened considerably with many stocks down for this year, but the S&P 500 Index is up strongly, driven by the extraordinary performance of many technology stocks, particularly those related to the Internet.

o We continue to invest for the long term and encourage all shareholders to maintain this same perspective. We believe there are many unusually good investment opportunities today in the value sector of the market, and we are quite optimistic about the Fund's long-term prospects going forward.

FUND PERFORMANCE

Growth of a $10,000 Investment in Class A Shares(1)
February 13, 1995--November 30, 1999


$10,000 invested in the Equity Partners Fund
Class A Shares at inception on February 13, 1995
was worth $24,645 on November 30, 1999


                             (GRAPHIC APPEARS HERE)


                             2/95              10,000
                             5/95              10,770
                            11/95              11,993
                             5/96              13,252
                            11/96              15,576
                             5/97              17,383
                            11/97              19,213
                             5/98              22,208
                            11/98              22,636
                             5/99              27,163
                            11/99              24,645

Total Return Performance(1)


                               Class A          Class B        Class C     Institutional
Periods ended 11/30/99          Shares          Shares          Shares         Shares
-----------------------------------------------------------------------------------------
6 Months                       (9.27)%          (9.61)%        (9.58)%       (9.16)%

12 Months                        8.88%            8.09%          8.09%         9.14%

Since Inception                2/13/95          2/13/95       10/28/98       2/12/96
(Cumulative)                   146.45%          138.08%         21.22%        93.80%


(1) Past performance is not an indicator of future results. These figures assume the reinvestment of dividends and capital gain distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Please review the Additional Performance Information on page 6.

LETTER TO SHAREHOLDERS


Fellow Shareholders:

          We are pleased to report on the progress of your Fund for the period ended November 30, 1999.

Performance

     The Fund's Class A shares produced a total return of -9.27% and 8.88% for the six- and twelve-month periods ended November 30, 1999, respectively. The six-month performance is disappointing. It results from weakness in the broad market and in several individual investments. The weakness in the broad market will be addressed in our discussion of the Investment Environment. The disappointing investments are listed in the following table.

     Over the past year, the Class A Shares net asset value grew by $1.90, which
includes  capital  gain   distributions.   The  largest  positive  and  negative
contributors to this growth are shown in the table below.

Contributions to Net Asset Value Performance
   (For the 12 months ended 11/30/99)

   Five Best Contributors          Gain Per Share         Five Worst Contributors              Loss Per Share
 ..............................................................................................................
   America Online                    $2.42                Conseco                               ($0.52)
   Amgen                             $0.70                Mattel                                ($0.46)
   Harrah's Entertainment            $0.37                Philip Morris                         ($0.44)
   Citigroup                         $0.31                Champion Enterprises                  ($0.38)
   MCI Worldcom                      $0.23                Xerox                                 ($0.32)

          America Online continued to be the largest contributor to the Fund's performance. Although we have reduced the holding for valuation and diversification reasons, we remain very enthusiastic about the company's exciting growth prospects.

         The largest negative contributors all experienced fundamental problems, some of which should prove to be temporary. Though we have had to reevaluate their near-term growth prospects, we believe their stocks are unusually depressed at current prices and their long-term prospects are more promising.

Investment Environment

         Today's investment environment is unusual, to say the least. The broad market has weakened considerably in the last six months, partly in response to the upward creep in interest rates. Most stocks are now down for this year and down substantially from six months ago. Yet the S&P 500 Index returned 21.0% in 1999. Almost half of NASDAQ's stocks are negative this year, while the index is up an astounding 85.6%.

         The dichotomy results from the extraordinary performance of many technology stocks, particularly those related to the Internet. It is compounded by the heavy weightings many of those companies receive in the capitalization-weighted performance of the S&P and NASDAQ. In recognition of the performance disparity, a Wall Street Journal article referred to the present market as a"stealth bear market," a period in which the very strong performance of a small number of large stocks has disguised the fact that most stocks are down. At the end of November, the New York Stock Exchange reported 386 stocks reaching new lows but only 56 stocks making new highs for the prior twelve months.

         In our view, there is unusually good value in many sectors of the broad market today, where many well managed companies with favorable business prospects are being overlooked and are selling at very low price/earnings ratios. Though companies in the technology and Internet industries clearly have the greatest growth prospects, their stocks have the greatest price risk today.

Portfolio Strategy

         We focus on undervalued companies with strong financial characteristics and shareholder-oriented managements. At the time of purchase, these stocks are often down in price or out of favor in the market. Over time we hope and expect many of them will be more highly valued as a result of catalysts to their businesses or greater recognition of their value.

         Our largest purchase in the past six months was Countrywide Credit Industries. This mortgage lender has been profitably growing its share of the mortgage lending business. We believe its has the management, the systems, and the low cost position to allow it to continue to grow at good rates over

LETTER TO SHAREHOLDERS (CONCLUDED)

the long term. In the near term, rising interest rates have curtailed the production of new loans and refinancings, causing a cyclical slowdown in its growth. The resultant drop in its stock price has created good value for long-term investors.

         Our largest sales involved harvesting gains from very successful investments, specifically America Online and Amgen. Both were bought in past years when they were out of favor as a result of short-term business problems. With their businesses now running on all cylinders and their stocks in full favor with investors, we are reducing our positions while keeping significant holdings for long-term growth.

         On an aggregate basis, we invested approximately $55 million over the past six months, $29 million of which was net new money flowing into the fund. The cash percentage was 9.7% at the beginning of the period and 5.1% at the end, in keeping with our goal of being 90-100% invested in stocks. In the current market environment, we are having no problem identifying good values.

         The five largest holdings are shown in the following table.


Five Largest Equity Holdings

   Security                               Cost          Market Value 11/30/99
   America Online                     $   845,779            $36,779,875
   Blyth Industries                   $24,489,196            $23,018,400
   Canadian National Railway          $15,280,556            $20,345,525
   Ford Motor Co.                     $13,557,706            $20,200,000
   IBM                                $ 5,915,820            $17,726,750

Closing

         The past six months have been trying for us and, we are sure, for many of you as well. The negative performance resulted from a weak broad market, the absence of a large amount of popular technology stocks, and some fundamental disappointments. Those shareholders who have invested in the Fund over the longer term have been much more amply rewarded.

         We are continuing to invest for the long term with the same approach as always, and encourage all shareholders to maintain this same long-term perspective. Though we never try to predict the direction of the overall market, we believe there are many unusually good investment opportunities today in the value sector of the market in which we are most active. We are quite optimistic about the Fund's long-term prospects going forward.

         We all have significant personal investments in the Fund and are long-term partners with you.

Sincerely,

/s/ LEE S. OWEN

Lee S. Owen
Portfolio Manager
December 31, 1999

FLAG INVESTORS EQUITY PARTNERS FUND


Additional Performance Information

         The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management.The Securities and Exchange Commission (SEC) requires that when we report such figures, we also include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SECcalculation includes the impact of the currently effective 4.50% maximum sales charge for the Fund's Class A Shares, 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares and 1.00% maximum contingent deferred sales charge for the Fund's Class C shares.

         The Fund's total return corresponds to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid.Any performance figures shown are for the full period indicated.Since investment return and principal value will fluctuate, an investor's share may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.


Average Annual Total Return(1)

   For the periods ended 11/30/99           1 Year     Since Inception(2)
   Class A Shares                            4.19%          19.58%
   Class B Shares                            3.76%          19.57%
   Class C Shares                            7.01%          19.30%
   Institutional Shares                      9.14%          19.06%

(1) 1 Past performance is not an indication of future results. These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's applicable sales charge.
(2) Inception dates: Class A 2/13/95, Class B 2/13/95, Class C 10/28/98, Institutional 2/12/96.

                      This page intentionally left blank.

                      FLAG INVESTORS EQUITY PARTNERS FUND

Statement of Net Assets                                       November 30, 1999
(Unaudited)

      Shares                                                                           Market Value
------------------------------------------------------------------------------------------------------
Common Stock: 95.3%

Banking: 2.0%
                   195,000       Wells Fargo Company                                   $     9,067,500
                                                                                       ---------------
Basic Industry: 1.2%
                   216,000       Georgia Gulf Corporation                                    5,508,000
                                                                                       ---------------
Business Services: 2.4%
                   220,200       Galileo International, Inc.                                 7,046,400
                    90,000       First Data Corporation                                      3,892,500
                                                                                       ---------------
                                                                                            10,938,900
                                                                                       ---------------
Consumer Durables/Non-Durables: 15.5%
                   959,100       Blyth Industries, Inc.(1)                                  23,018,400
                   240,500       Callaway Golf                                               3,502,281
                   917,520       Mattel, Inc.                                               13,132,005
                   400,000       Ford Motor Company                                         20,200,000
                   357,500       Philip Morris Companies, Inc.                               9,406,719
                                                                                       ---------------
                                                                                            69,259,405
                                                                                       ---------------
Consumer Services: 14.5%
                   739,000       Allied Waste Industries, Inc. (1)                           6,004,375
                   506,000       America Online, Inc.(1)                                    36,779,875
                   853,950       Cendant Corporation(1)                                     14,143,547
                    50,000       Gannett Company, Inc.                                       3,578,125
                   250,000       Sylvan Learning Systems, Inc.(1)                            3,296,875
                    18,000       Times Mirror Co.--Class A                                   1,162,125
                                                                                       ---------------
                                                                                            64,964,922
                                                                                       ---------------
Defense/Aerospace: 0.5%
                   117,400       Lockheed Martin Corporation                                 2,333,325
                                                                                       ---------------
Financial Services: 10.6%
                    60,200       American Express Company                                    9,109,012
                   131,042       Associates First Capital Corp.--Class A                     4,357,146
                   396,800       Countrywide Credit Industries, Inc.                        11,160,000
                   272,250       Citigroup, Inc.                                            14,667,469
                   167,000       Freddie Mac                                                 8,245,625
                                                                                       ---------------
                                                                                            47,539,252
                                                                                       ---------------

FLAG INVESTORS EQUITY PARTNERS FUND


      Shares                                                                           Market Value
------------------------------------------------------------------------------------------------------
Common Stock (continued)

Health Care Services: 7.7%
                   218,000       Amgen, Inc.(1)                                        $     9,932,625
                   177,000       Cardinal Health, Inc.                                       9,259,312
                   220,000       Columbia/HCA Healthcare Corporation                         5,995,000
                   165,000       Wellpoint Health Networks, Inc.(1)                          9,497,812
                                                                                       ---------------
                                                                                            34,684,749
                                                                                       ---------------
Hotels/Gaming: 3.3%
                   530,000       Harrah's Entertainment, Inc.(1)                            14,641,250
                                                                                       ---------------
Housing: 2.6%
                   516,900       Champion Enterprises, Inc.(1)                               4,425,956
                   148,300       USG Corporation                                             7,359,388
                                                                                       ---------------
                                                                                            11,785,344
                                                                                       ---------------
Insurance: 6.9%
                   846,387       Conseco, Inc.                                              17,139,337
                   273,908       XL Capital Limited-- Class A                               13,969,308
                                                                                       ---------------
                                                                                            31,108,645
                                                                                       ---------------
Multi-Industry: 6.7%
                   289,000       American Standard Companies, Inc.(1)                       11,252,938
                     6,800       Berkshire Hathaway-- Class B(1)                            12,682,000
                    57,000       Loews Corp.                                                 3,648,000
                    35,600       United Technologies Corporation                             2,011,400
                                                                                       ---------------
                                                                                            29,594,338
                                                                                       ---------------
Real Estate: 1.6%
                   750,000       Host Marriott Corp                                          6,984,375
                                                                                       ---------------
Retail: 0.9%
                   425,000       Kmart Corporation(1)                                        4,223,438
                                                                                       ---------------
Technology: 9.0%
                   153,700       Cognex Corporation(1)                                       4,995,250
                   172,000       International Business Machines Corporation                17,726,750
                   490,300       Novell Inc.(1)                                              9,591,494
                   289,600       Xerox Corporation                                           7,837,300
                                                                                       ---------------
                                                                                            40,150,794
                                                                                       ---------------

FLAG INVESTORS EQUITY PARTNERS FUND

Statement of Net Assets (concluded)                           November 30, 1999
(Unaudited)

Shares/Par (000)                                                                      Market Value
------------------------------------------------------------------------------------------------------
Common Stock (concluded)

Telecommunications: 4.5%
                   174,146       MCI Worldcom, Inc.(1)                                 $    14,399,697
                   170,000       Qwest Communications International, Inc.(1)                 5,811,875
                                                                                       ---------------
                                                                                            20,211,572
                                                                                       ---------------
Transportation: 4.5%
                   679,600       Canadian National Rail Co.                                 20,345,525
                                                                                       ---------------
Utilities: 0.9%
                   120,000       MidAmerican Energy Holdings(1)                              4,012,500
                                                                                       ---------------
                                 Total Common Stock
                                       (Cost $331,143,589)                                 427,353,834
                                                                                       ---------------

  Repurchase Agreement: 4.9%

$                   21,810       Goldman Sachs & Co., 5.55%
                                 Dated 11/30/99, to be repurchased on
                                 12/1/99, collateralized by U.S. Treasury
                                 Bonds with a par value of $21,811,000,
                                 coupon rate of 5.75%, due 6/30/01, with
                                 a market value of $22,246,702
                                 (Cost $21,810,000)                                         21,810,000
                                                                                       ---------------
Total Investments
     (Cost $352,953,589)(2)                              100.2%                         $  449,163,834
Liabilities in Excess of Other Assets                     (0.2)                               (687,993)
                                                         -----                          --------------
Net Assets                                               100.0%                         $  448,475,841
                                                         =====                          ==============

FLAG INVESTORS EQUITY PARTNERS FUND


Net Asset Value and Redemption Price Per:

     Class A Share
            ($271,736,040 O 11,661,908 shares)            $23.30
                                                          ======
     Class B Share
            ($50,556,021 O 2,211,720 shares)              $22.86(3)
                                                          ======
     Class C Share
            ($7,692,764 O 336,687 shares)                 $22.85(4)
                                                          ======
     Institutional Share
            ($118,491,016 O 5,062,652 shares)             $23.40
                                                          ======
Maximum Offering Price Per:
     Class A Share
            ($23.30 O .955)                               $24.40
                                                          ======
     Class B Share                                        $22.86
                                                          ======
     Class C Share                                        $22.85
                                                          ======
     Institutional Share                                  $23.40
                                                          ======

----------
(1) Non-income producing security.
(2) Also aggregate cost for federal tax purposes.
(3) Redemption value is $21.95 following a 4% maximum contingent deferred sales charge.
(4) Redemption value is $22.62 following a 1% maximum contingent deferred sales charge.


                See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND


Statement of Operations

                                                                 For the Six
                                                                 Months Ended
                                                                 November 30,
------------------------------------------------------------------------------
                                                                   1999(1))
Investment Income:
      Dividends                                                $    2,067,604
      Interest                                                        926,629
      Less: Foreign taxes withheld                                    (20,634)
                                                               --------------
                        Total income                                2,973,599
                                                               --------------
Expenses:
      Investment advisory fee                                       1,799,423
      Distribution fees                                               649,768
      Transfer agent fee                                               68,702
      Professional fees                                                63,851
      Accounting fee                                                   55,079
      Registration fees                                                39,615
      Custodian fee                                                    33,990
      Directors' fees                                                   7,240
      Miscellaneous                                                    47,029
                                                               --------------
                        Total expenses                              2,764,697
                                                               --------------
      Net investment income                                           208,902
                                                               --------------
Realized and unrealized gain/(loss) on investments:
      Net realized gain from security transactions                 18,001,847
      Change in unrealized appreciation/depreciation
            of investments                                        (63,745,945)
                                                               --------------
                        Net loss on investments                   (45,744,098)
                                                               --------------
Net decrease in net assets resulting from operations           $  (45,535,196)
                                                               ==============


----------
(1) Unaudited.


                See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND


Statements of Changes in Net Assets

                                                                                For the Six                For the
                                                                               Months Ended              Year Ended
                                                                                November 30,               May 31,
----------------------------------------------------------------------------------------------------------------------
                                                                                  1999(1)                   1999
Increase in Net Assets:
Operations:
      Net investment income/(expenses
            in excess of income)                                               $    208,902             $   (148,441)
      Net realized gain from security transactions                               18,001,847               14,945,270
      Change in unrealized appreciation/
            depreciation of investments                                         (63,745,945)              66,359,649
                                                                               ------------             ------------
      Net increase/(decrease) in net assets resulting
            from operations                                                     (45,535,196)              81,156,478
                                                                               ------------             ------------
Distributions to Shareholders from:
      Net investment income and net realized
      short-term gains:
            Class A Shares                                                               --                  (93,263)
            Class B Shares                                                               --                       --
            Class C Shares                                                               --                       --
            Institutional Shares                                                         --                  (58,366)
      Net realized long-term gains:
            Class A Shares                                                               --               (2,930,694)
            Class B Shares                                                               --                 (498,363)
            Class C Shares                                                               --                     (394)
            Institutional Shares                                                         --               (1,271,314)
                                                                               ------------             ------------
                  Total distributions                                                    --               (4,852,394)
                                                                               ------------             ------------
Capital Share Transactions:
      Proceeds from sale of shares                                               56,565,203              116,694,761
      Value of shares issued in
            reinvestment of dividends                                                    --                4,540,061
      Cost of shares repurchased                                                (27,936,627)             (61,943,145)
                                                                               ------------             ------------
      Increase in net assets derived from capital
            share transactions                                                   28,628,576               59,291,677
                                                                               ------------             ------------
      Total increase/(decrease) in net assets                                   (16,906,620)             135,595,761
Net Assets:
      Beginning of period                                                       465,382,461              329,786,700
                                                                               ------------             ------------
      End of period (including undistributed net
            investment income of $191,430 and
            distributions in excess of net investment
            income of $17,473, respectively)                                   $448,475,841             $465,382,461
                                                                               ============             ============

----------
(1) Unaudited.


                See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND


Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)

                                                                   For the Six
                                                                   Months Ended
                                                                   November 30,
--------------------------------------------------------------------------------
                                                                      1999(1)
Per Share Operating Performance:
      Net asset value at beginning of period                        $  25.68
                                                                    --------
Income from Investment Operations:
      Net investment income/(expenses in excess of income)              0.01
      Net realized and unrealized gain/loss on investments             (2.39)
                                                                    --------
      Total from Investment Operations                                 (2.38)
Less Distributions:
      Net investment income and net realized short-term gains             --
      Net realized long-term gains                                        --
                                                                    --------
      Total distributions                                                 --
                                                                    --------
      Net asset value at end of period                              $  23.30
                                                                    ========
Total Return(3)                                                        (9.27)%
Ratios to Average Daily Net Assets:
      Expenses(4)                                                       1.15%(6)
      Net investment income/(expenses in excess of income)(5)           0.12%(6)
Supplemental Data:
      Net assets at end of period (000)                             $271,736
      Portfolio turnover rate                                          12.12%

----------
(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.48%, 1.77% and 3.76% (annualized) for the years ended May 31, 1997 and 1996 and for the period ended May 31, 1995, respectively.
(5) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.48%, 1.10% and 1.33% (annualized) for the years ended May 31, 1997 and 1996 and for the period ended May 31, 1995, respectively.
(6) Annualized.

FLAG INVESTORS EQUITY PARTNERS FUND


                                                           For the Period
                                                          Feb. 13, 1995(2)
             For the Years Ended May 31,                   through May 31,
---------------------------------------------------------------------------
     1999           1998            1997             1996         1995

  $  21.29        $  16.93        $  13.09         $ 10.77       $ 10.00
  --------        --------        --------         -------       -------

     (0.01)           0.05            0.08            0.17          0.12
      4.70            4.60            3.96            2.29          0.65
  --------        --------        --------         -------       -------
      4.69            4.65            4.04            2.46          0.77

     (0.03)          (0.10)          (0.13)          (0.14)           --
     (0.27)          (0.19)          (0.07)             --            --
  --------        --------        --------         -------       -------
     (0.30)          (0.29)          (0.20)          (0.14)           --
  --------        --------        --------         -------       -------
  $  25.68        $  21.29        $  16.93         $ 13.09       $ 10.77
  ========        ========        ========         =======       =======
     22.31%          27.76%          31.17%          23.05%         7.70%

      1.20%           1.24%           1.35%           1.35%         1.35%(6)
     (0.02)%          0.29%           0.61%           1.52%         3.74%(6)

  $283,950        $198,387        $113,030         $64,230       $38,612
     21.21%           7.94%          17.60%           0.73%           --




                See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND


Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)

                                                                 For the Six
                                                                 Months Ended
                                                                 November 30,
-----------------------------------------------------------------------------
                                                                   1999(1)
Per Share Operating Performance:
      Net asset value at beginning of period                      $  25.29
                                                                  --------
Income from Investment Operations:
      Net investment income/(expenses in excess of income)            0.02
      Net realized and unrealized gain/loss on
            investments                                              (2.45)
                                                                  --------
      Total from Investment Operations                               (2.43)
Less Distributions:
      Net investment income and net realized short-term gains           --
      Net realized long-term gains                                      --
                                                                  --------
      Total distributions                                               --
                                                                  --------
      Net asset value end of period                               $  22.86
                                                                  ========
Total Return(3)                                                      (9.61)%
Ratios to Average Daily Net Assets:
      Expenses(4)                                                     1.90%(6)
      Net investment income/(expenses in excess of income)(5)        (0.62)%(6)
Supplemental Data:
      Net assets at end of period (000)                           $ 50,556
      Portfolio turnover rate                                        12.12%

----------
(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.23%, 2.52% and 4.22% (annualized) for the years ended May 31, 1997 and 1996 and for the period ended May 31, 1995, respectively.
(5) Without the waiver of advisory fees , the ratio of net investment income/(expenses in excess of income) to average daily net assets would have been (0.28)%, 0.29% and (0.15%) (annualized) for the years ended May 31, 1997 and 1996, and for the period ended May 31, 1995, respectively.
(6) Annualized.

FLAG INVESTORS EQUITY PARTNERS FUND


                                                              For the Period
                                                             Feb. 13, 1995(2)
                  For the Years Ended May 31,                 through May 31,
-----------------------------------------------------------------------------
   1999            1998              1997             1996            1995

 $ 21.10          $ 16.84           $ 13.03          $10.75          $10.00
 -------          -------           -------          ------          ------

   (0.14)           (0.06)            (0.04)           0.07            0.07

    4.60             4.54              3.96            2.31            0.68
 -------          -------           -------          ------          ------
    4.46             4.48              3.92            2.38            0.75

      --            (0.03)            (0.04)          (0.10)             --
   (0.27)           (0.19)            (0.07)             --              --
 -------          -------           -------          ------          ------
   (0.27)           (0.22)            (0.11)          (0.10)             --
 -------          -------           -------          ------          ------
 $ 25.29          $ 21.10           $ 16.84          $13.03          $10.75
 =======          =======           =======          ======          ======
   21.39%           26.81%            30.28%          22.17%           7.50%

    1.95%            1.98%             2.10%           2.10%           2.10%(6)
   (0.77)%          (0.47)%           (0.16)%          0.71%           1.97%(6)

 $52,603          $37,046           $15,670          $5,302          $2,159
   21.21%            7.94%            17.60%           0.73%             --



                See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND


Financial Highlights -- Class C Shares
(For a share outstanding throughout each period)

                                                                                 For the Period
                                                           For the Six          Oct. 28, 1998(2)
                                                          Months Ended               through
                                                          November 30,               May 31,
------------------------------------------------------------------------------------------------
                                                             1999(1)                  1999
Per Share Operating Performance:
      Net asset value at beginning of period                $ 25.27                $  19.09
                                                            -------                --------
Income from Investment Operations:
      Expenses in excess of income                             0.02                   (0.03)
      Net realized and unrealized gain/loss on
            investments                                       (2.44)                   6.48
                                                            -------                --------
      Total from Investment Operations                        (2.42)                   6.45
Less Distributions:
      Net realized long-term gains                               --                   (0.27)
                                                            -------                --------
      Total distributions                                        --                   (0.27)
                                                            -------                --------
      Net asset value at end of period                      $ 22.85                $  25.27
                                                            =======                ========
      Total Return(3)                                         (9.58)%                 34.06%
Ratios to Average Daily Net Assets:
      Expenses                                                 1.90%(4)                1.85%(4)
      Expenses in excess of income                            (0.76)%(4)              (0.73)%(4)
Supplemental Data:
      Net assets at end of period (000)                     $ 7,693                $  3,441
      Portfolio turnover rate                                 12.12%                  21.21%

__________
(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Annualized.


                See Accompanying Notes to Financial Statements.

                      This page intentionally left blank.

FLAG INVESTORS EQUITY PARTNERS FUND

Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)

                                                                   For the Six
                                                                   Months Ended
                                                                   November 30,
-------------------------------------------------------------------------------
                                                                     1999(1)
Per Share Operating Performance:
      Net asset value at beginning of period                        $  25.75
                                                                    --------
Income from Investment Operations:
      Net investment income                                             0.01
      Net realized and unrealized gain on investments                  (2.36)
                                                                    --------
      Total from Investment Operations                                 (2.35)
Less Distributions:
      Net investment income and net realized short-term gains             --
                                                                    --------
      Net realized mid-term and long-term gains                           --
                                                                    --------
      Total Distributions                                                 --
                                                                    ========
      Net asset value at end of period                              $  23.40
Total Return                                                           (9.16)%
Ratios to Average Daily Net Assets:
      Expenses(3)                                                       0.90%(5)
      Net investment income(4)                                          0.38%(5)
Supplemental Data:
      Net assets at end of period (000)                             $118,491
      Portfolio turnover rate                                          12.12%
------------
(1) Unaudited.
(2) Commencement of operations.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.23% and 1.55% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.
(4) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.70% and 0.75% (annualized) for the year ended May 31, 1997, and the period ended May 31, 1996, respectively.
(5) Annualized.

FLAG INVESTORS EQUITY PARTNERS FUND

                                                                For the Period
                                                               Feb. 12, 1996(2)
                                                                   through
                     For the Years Ended May 31,                    May 31,
------------------------------------------------------------------------------
               1999               1998             1997              1996
            $  21.32            $ 16.94          $ 13.10            $12.72
            --------            -------          -------            ------

                0.04               0.10             0.14              0.04
                4.70               4.61             3.95              0.34
            --------            -------          -------            ------
                4.74               4.71             4.09              0.38

               (0.04)             (0.14)           (0.18)               --
            --------            -------          -------            ------
               (0.27)             (0.19)           (0.07)               --
            --------            -------          -------            ------
               (0.31)             (0.33)           (0.25)               --
            ========            =======          =======            ======
            $  25.75            $ 21.32          $ 16.94            $13.10
               22.53%             28.14%           31.58%             3.23%

                0.95%              0.98%            1.10%             1.10%(5)
                0.23%              0.54%            0.81%             1.20%(5)

            $125,388            $94,354          $42,115            $4,235
               21.21%              7.94%           17.60%             0.73%





                See Accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND

Notes to Financial Statements (unaudited)


NOTE 1 -- Significant Accounting Policies

         Flag Investors Equity Partners Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 31, 1994 and began operations February 13, 1995, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. Its objective is to seek long-term growth of capital and, secondarily, current income primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

         The Fund consists of four share classes: Class A Shares and Class B Shares, both of which began operations February 13, 1995, Class C Shares which began operations October 28, 1998 and Institutional Shares, which began operations February 12, 1996.

         The Class A, Class B, and Class C Shares are subject to different sales charges. The Class A Shares have a 4.50% maximum front-end sales charge, the Class B Shares have a 4.00% maximum contingent deferred sales charge and the Class C Shares have a 1.00% maximum contingent deferred sales charge. In addition each of the classes has a different distribution fee. The Institutional Shares do not have a front-end sales charge, a contingent deferred sales charge or a distribution fee.

         When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

         A. Security Valuation -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on an exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS EQUITY PARTNERS FUND


NOTE 1 -- concluded

         B. Repurchase Agreements -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

         C. Federal Income Taxes -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

                  The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

         D. Securities Transactions, Investment Income, Distributions and Other-- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund began investment activities.

FLAG INVESTORS EQUITY PARTNERS FUND

Notes to Financial Statements (continued)#



NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

         Investment Company Capital Corp. ("ICC"), a subsidiary of Deutsche Bank, AG, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million.

         For the six months ended November 30, 1999, ICC's advisory fee was $1,799,423 of which $290,139 was payable at the end of the period.

         Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its subadvisory services, ICC pays ABIM a fee from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount over $200 million.

         ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the six months ended November 30, 1999, ICC's fee was $55,079 of which $8,934 was payable at the end of the period.

         ICC also provides transfer agent services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the six

FLAG INVESTORS EQUITY PARTNERS FUND



NOTE 2 -- concluded

months ended November 30, 1999, ICC's fee was $68,702 of which $16,647 was payable at the end of the period.

         Bankers Trust Company, an affiliate of ICC, provides custody services to the Fund for which the Fund pays Bankers Trust an annual fee. For the six months ended November 30, 1999, Bankers Trust's fee was $33,990 of which $35,097 was payable at the end of the period.

         Certain officers and directors of the Fund are also officers or directors of ICC.

         ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee that is calculated daily and paid monthly at the following annual rates; 0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B and Class C Shares' average daily net assets. The fees for the Class B and Class C Shares include a 0.25% shareholder servicing fee. Distribution fees for the six months ended November 30, 1999 amounted to $355,798, $262,000, and $31,969 for Class A, Class B, and Class C Shares, respectively, of which $56,843, $42,474 and $6,334 was payable at the end of the period.

         The Fund complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the six months ended November 30, 1999 was $840, and the accrued liability was $7,324.

FLAG INVESTORS EQUITY PARTNERS FUND

NOTE 3 -- Capital Share Transactions

         The Fund is authorized to issue up to 90 million shares of $.001 par value capital stock (40 million Class A, 15 million Class B, 15 million Class C, 15 million Institutional and 5 million undesignated). Transactions in shares of the Fund as follows:


                                                                Class A Shares
                                                         ---------------------------
                                                    For the Six                 For the
                                                    Months Ended               Year Ended
                                                  Nov. 30, 1999(1)            May 31, 1999
                                                    -----------               ------------
      Shares sold                                    1,354,453                  3,166,847
      Shares issued to shareholders on
         reinvestment of dividends                          --                    132,532
      Shares redeemed                                 (751,899)                (1,557,812)
                                                   -----------                -----------
      Net increase in shares outstanding               602,554                  1,741,567
                                                   -----------                -----------
      Proceeds from sale of shares                 $33,728,092                $67,677,756
      Value of reinvested dividends                         --                  2,838,498
      Cost of shares redeemed                      (18,274,395)               (33,714,414)
      Net increase from capital share
         transactions                              $15,453,697                $36,801,840
                                                   ===========                ===========




                                                                Class B Shares
                                                         ---------------------------
                                                    For the Six                 For the
                                                    Months Ended               Year Ended
                                                  Nov. 30, 1999(1)            May 31, 1999
                                                    -----------               ------------
      Shares sold                                      235,123                    563,765
      Shares issued to shareholders on
         reinvestment of dividends                          --                     22,835
      Shares redeemed                                 (103,806)                  (261,968)
                                                   -----------                -----------
      Net increase in shares outstanding               131,317                    324,632
                                                   ===========                ===========
      Proceeds from sale of shares                 $ 5,735,885                $12,547,072
      Value of reinvested dividends                         --                    482,952
      Cost of shares redeemed                       (2,460 582)                (5,608,819)
                                                   -----------                -----------
      Net increase from capital share
         transactions                              $ 3,275,303                $ 7,421,205
                                                   ===========                ===========

----------
(1) Unaudited.

FLAG INVESTORS EQUITY PARTNERS FUND



NOTE 3 -- continued


                                                              Class C Shares
                                                   -----------------------------------
                                                                           For the Period
                                                 For the Six               Oct. 28, 1998(1)
                                                 Months Ended                 through
                                                Nov. 30, 1999(2)           Nov. 30,1998(2)
                                                ----------------           ---------------
      Shares sold                                      206,400                    137,892
      Shares issued to shareholders on
         reinvestment of dividends                          --                         16
      Shares redeemed                                   (5,857)                    (1,763)
                                                   -----------                -----------
      Net increase in shares
         outstanding                                   200,543                    136,145
                                                   ===========                ===========
      Proceeds from sale of shares                 $ 5,103,509                $ 3,342,768
      Value of reinvested dividends                         --                        336
      Cost of shares redeemed                         (137,211)                   (39,485)
                                                   -----------                -----------
      Net increase from capital share
         transactions                              $ 4,966,298                $ 3,303,619
                                                   ===========                ===========


                                                            Institutional Shares
                                                     --------------------------------
                                                   For the Six                   For the
                                                  Months Ended                 Year Ended
                                                Nov. 30, 1999(2)              May 31, 1999
                                                ----------------             --------------
      Shares sold                                      497,171                  1,542,660
      Shares issued to shareholders on
         reinvestment of dividends                          --                     56,796
      Shares redeemed                                 (303,029)                (1,157,545)
                                                   -----------                -----------
      Net increase in shares outstanding               194,142                    441,911
                                                   ===========                ===========
      Proceeds from sale of shares                 $11,997,718                $33,127,165
      Value of reinvested dividends                         --                  1,218,275
      Cost of shares redeemed                       (7,064,440)               (22,580,427)
                                                   -----------                -----------
      Net increase from capital
         share transactions                        $ 4,933,278                $11,765,013
                                                   ===========                ===========

------------
(1) Commencement of operations.
(2) Unaudited.

FLAG INVESTORS EQUITY PARTNERS FUND

Notes to Financial Statements (concluded)


NOTE 3 -- concluded

         On November 30, 1999, the amounts payable for fund shares redeemed amounted to $2,084,784, of which $274,312 were attributable to the Class A Shares, $346,342 were attributable to the Class B Shares $25,135 were attributable to the Class C Shares and $1,438,995 were attributable to the Institutional Shares.

NOTE 4 -- Investment Transactions

         Excluding short-term obligations, purchases of investment securities aggregated $104,995,275 and sales of investment securities aggregated $51,975,710 for the six months ended November 30, 1999.

         On November 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $132,611,049 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $36,400,804.

NOTE 5 -- Net Assets

         On November 30, 1999, net assets consisted of:


Paid-in capital:
      Class A Shares                                             $184,061,530
      Class B Shares                                               38,724,153
      Class C Shares                                                8,268,326
      Institutional Shares                                         88,415,437
Accumulated net realized gain from security transactions           32,604,720
Unrealized appreciation of investments                             96,210,245
Undistributed net investment income                                   191,430
                                                                 ------------
                                                                 $448,475,841
                                                                 ============

FLAG INVESTORS EQUITY PARTNERS FUND

Shareholder Meeting (unaudited)

         On June 4, 1999, Bankers Trust Corporation, the parent company of Investment Company Capital Corp ("ICC"), the investment advisor to the Fund was acquired by Deutsche Bank AG. As a result, ICC became an indirect wholly-owned subsidiary of Deutsche Bank AG.

         A Special Meeting of Shareholders of the Flag Investors Equity Partners Fund, Inc. (the "Special Meeting") was held on October 7, 1999, at which time shareholders voted to approve a new investment advisory agreement (the "Advisory Agreement") with ICC. Shareholders also approved a new sub-advisory agreement with Alex. Brown Investment Management (the "Sub-Advisory Agreement"). Shareholders also elected the Board of Directors. The Special Meeting was adjourned and reconvened on November 19, 1999, at which time, Shareholders voted to eliminate, modify or reclassify certain fundamental restrictions of the Fund.

FLAG INVESTORS EQUITY PARTNERS FUND

         The results of the shareholder voting at the Special Meeting are as follows:


                                                                                      Withheld/          Broker
   Proposal                                          For            Against            Abstain          Non-Votes
-------------------------------------------------------------------------------------------------------------------
   Elect Truman T. Semans                         9,662,172                            47,564
   Elect Richard R. Burt                          9,672,170                            37,566
   Elect Richard T. Hale                          9,670,941                            38,795
   Elect Joseph R. Hardiman                       9,672,359                            37,377
   Elect Louis E. Levy                            9,665,440                            44,296
   Elect Eugene J. McDonald                       9,667,024                            42,712
   Elect Rebecca W. Rimel                         9,669,929                            39,807
   Elect Robert H. Wadsworth                      9,670,811                            38,925
   Investment Advisory Agreement
       with ICC                                   8,970,396         29,195             710,145
   Sub-Advisory Agreement with
       ICC and Alex. Brown
       Investment Management                      8,966,367         28,605             714,764
   Eliminate policy regarding
       short sales                                6,749,483         182,431            733,183          2,044,639
   Eliminate policy regarding
       purchasing securities on margin            6,559,930         367,785            737,381          2,044,640
   Eliminate policy regarding oil,
       gas and mineral leases                     6,579,601         344,808            740,687          2,044,640
   Modify policy regarding
       commodities                                6,734,420         195,589            735,087          2,044,640
   Modify policy regarding borrowing              6,557,280         380,785            727,031          2,044,640
   Modify policy regarding loans                  6,594,493         342,024            728,579          2,044,640
   Modify and reclassify as non-
       fundamental the policy regarding
       illiquid and restricted securities         6,765,683         165,836            733,578          2,044,639

FLAG INVESTORS EQUITY PARTNERS FUND

Directors and Officers


                                TRUMAN T. SEMANS
                                    Chairman

        RICHARD R. BURT                               REBECCA W. RIMEL
           Director                                       Director

        RICHARD T. HALE                              ROBERT H. WADSWORTH
           Director                                       Director

      JOSEPH R. HARDIMAN                             CARL W. VOGT, ESQ.
           Director                                       President

         LOUIS E. LEVY                                  AMY M. OLMERT
           Director                                       Secretary

      EUGENE J. MCDONALD                              CHARLES A. RIZZO
           Director                                       Treasurer







Investment Objective

A mutual fund designed to seek long-term growth of capital and, secondarily, current income primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

                      This page intentionally left blank.

         This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

         For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                             (GRAPHIC APPEARS HERE)

                                    Balanced
                               Value Builder Fund

                                     Growth
                              Equity Partners Fund
                              Emerging Growth Fund

                                Specialty Funds
                              Communications Fund
                          Real Estate Securities Fund

                              International Funds
                           International Equity Fund
                             European Mid-Cap Fund
                              Japanese Equity Fund

                             Top 50 Strategy Funds
                                  Top 50 World
                                 Top 50 Europe
                                  Top 50 Asia
                                  Top 50 U.S.

                                  Fixed Income
                     Total Return U.S. Treasury Fund Shares
                         Short-Intermediate Income Fund

                                Tax-Free Income
                         Managed Municipal Fund Shares

                                  Money Market
                           Cash Reserve Prime Shares

                            P.O. Box 515 Baltimore,
                                 Maryland 21203
                                  800-767-FLAG
                             www.flaginvestors.com

                             ICC Distributors, Inc.
                                                                      EPSA(1/00)